                         CLASS A, B AND C SHARES OF

                        AIM DEVELOPING MARKETS FUND

                     Supplement dated January 24, 2000
                   to the Prospectus dated March 1, 1999,
                         as revised October 4, 1999
                   and as supplemented November 29, 1999
                            and January 4, 2000

The seventh paragraph appearing under the heading "PRINCIPAL RISKS OF INVESTING IN THE FUND" on page 2 of the prospectus is deleted in its entirety.

The following replaces in its entirety the paragraph appearing under the heading "PERFORMANCE INFORMATION" on page 3 of the prospectus:

           "The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance."

The fourth paragraph appearing under the heading "FINANCIAL HIGHLIGHTS" on page 6 of the prospectus is deleted in its entirety.